                                                                                                                      page 1
                                            AMERICAN HONDA FINANCE CORPORATION
                        MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                                                 06/01/99  through  06/30/99
I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
    (A) Total Portfolio Balance                                                                              $729,507,751.69
    (B) Total Securities Balance                                                                             $729,507,751.69
    (C) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                                          $179,424,000.00
      (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                                       24.60%
      (iii) Class A-1 Notes Rate                                                                                       4.974%
      (iv) Class A-1 Notes Accrual Basis                                                                          Actual/360
    (D) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                                          $195,000,000.00
      (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                                       26.73%
      (iii) Class A-2 Notes Rate                                                                                       5.186%
      (iv) Class A-2 Notes Accrual Basis                                                                          Actual/360
    (E) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                                          $208,000,000.00
      (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                        28.51%
      (iii) Class A-3 Notes Rate                                                                                       5.300%
      (iv) Class A-3 Notes Accrual Basis                                                                              30/360
    (F) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                                          $110,608,000.00
      (ii)  Class A-4 Notes Percentage (E(i)/B)                                                                        15.16%
      (iii) Class A-4 Notes Rate                                                                                       5.350%
      (iv) Class A-4 Notes Accrual Basis                                                                              30/360
    (G) Certificates
      (i)   Certificates Balance                                                                              $36,475,751.69
      (ii)  Certificates Percentage (G(i)/B)                                                                            5.00%
      (iii) Certificates Rate                                                                                          5.350%
      (iv) Certificates Accrual Basis                                                                                 30/360
    (H) Servicing Fee Rate                                                                                              1.00%
    (I) Portfolio Summary
      (i)   Weighted Average Coupon (WAC)                                                                               7.03%
      (ii)  Weighted Average Original Maturity (WAOM)                                                                  53.38 months
      (iii) Weighted Average Remaining Maturity (WAM)                                                                  47.86 months
      (iv) Number of Receivables                                                                                      58,899
    (J) Reserve Account
      (i)   Reserve Account Initial Deposit Percentage                                                                  0.75%
      (ii)  Reserve Account Initial Deposit                                                                    $5,471,308.14
      (iii) Specified Reserve Account Balance (lesser of I(iii)(a or b or c) if 2.25% loss and delinquency triggers not hit - otherwise greater of I(iii)(a or b or c))
       (a) Percent of Original Securities Balance                                                                       0.75%
       (b) Trigger Percent of Remaining Securities Balance                                                              2.25%
       (c) Remaining Securities Balance                                                                               100.00%
    (K) Yield Supplement Account Deposit                                                                      $11,124,729.26

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
    (A) Total Portfolio Balance                                                                              $620,650,054.89
    (B) Total Securities Balance                                                                             $620,650,054.89
    (C) Cumulative Note and Certificate Pool Factor                                                                0.8507792
    (D) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                                           $70,566,303.20
      (ii)  Class A-1 Notes Pool Factor                                                                            0.3932936
      (iii) Class A-1 Notes Interest Carryover Shortfall                                                               $0.00
      (iv) Class A-1 Notes Principal Carryover Shortfall                                                               $0.00
    (E) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                                          $195,000,000.00
      (ii)  Class A-2 Notes Pool Factor                                                                            1.0000000
      (iii) Class A-2 Notes Interest Carryover Shortfall                                                               $0.00
      (iv) Class A-2 Notes Principal Carryover Shortfall                                                               $0.00
    (F) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                                          $208,000,000.00
      (ii)  Class A-3 Notes Pool Factor                                                                            1.0000000
      (iii) Class A-3 Notes Interest Carryover Shortfall                                                               $0.00
      (iv) Class A-3 Notes Principal Carryover Shortfall                                                               $0.00
    (G) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                                          $110,608,000.00
      (ii)  Class A-4 Notes Pool Factor                                                                            1.0000000
      (iii) Class A-4 Notes Interest Carryover Shortfall                                                               $0.00
      (iv) Class A-4 Notes Principal Carryover Shortfall                                                               $0.00
    (H) Certificates
      (i)   Certificates Balance                                                                              $36,475,751.69
      (ii)  Certificates Pool Factor                                                                               1.0000000
      (iii) Certificates Interest Carryover Shortfall                                                                  $0.00
      (iv) Certificates Principal Carryover Shortfall                                                                  $0.00
    (I) Servicing Fee
      (i)   Servicing Fee Shortfall                                                                                    $0.00
    (J) End of Prior Month Account Balances

                                                                                                                      page 2
                                            AMERICAN HONDA FINANCE CORPORATION
                        MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                                                 06/01/99  through  06/30/99


      (i)   Reserve Account                                                                                    $5,471,308.14
      (ii)   Yield Supplement Account                                                                          $8,725,129.36
      (iii) Payahead Account                                                                                   $1,337,607.78
      (iv) Advances Outstanding                                                                                  $545,935.41
    (K) Portfolio Summary as of End of Prior Month
      (i)   Weighted Average Coupon (WAC)                                                                               7.00%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                                  43.51 months
      (iii) Number of Receivables                                                                                     55,053

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
    (A) Precomputed Contracts Principal
      (i)   Scheduled Principal Collections                                                                    $3,078,147.21
      (ii)  Prepayments in Full                                                                                $1,556,236.25
      (iii) Prepayments in Full due to Repurchases                                                                     $0.00
    (B) Precomputed Contracts Total Collections                                                                $5,502,065.57
    (C) Precomputed Interest Receivables Interest (B-A((i)+(ii)+(iii)))                                          $867,682.11
    (D) Simple Interest Receivables Principal
      (i)   Principal Collections                                                                              17,903,167.26
      (ii)  Prepayments in Full                                                                                        $0.00
      (iii) Repurchased Receivables Related to Principal                                                               $0.00
    (E) Simple Interest Receivables Interest
      (i)   Simple Interest Collections                                                                        $3,006,611.43
    (F) Payment Advance for Precomputes
      (i) Reimbursement of Previous Advances                                                                     $233,467.51
      (ii) Current Advance Amount                                                                                $159,996.86
    (G) Interest Advance for simple Interest - Net                                                                     $0.00
    (H) Payahead Account
      (i)  Payments Applied                                                                                      $295,506.03
      (ii) Additional Payaheads                                                                                  $344,371.19
    (I) Portfolio Summary as of End of Month
      (i)   Weighted Average Coupon (WAC)                                                                               6.99%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                                  42.65 months
      (iii) Remaining Number of Receivables                                                                           53,905
    (J) Delinquent Receivables                                   #  Units                     Dollar Amount
                                                             ------------------        -----------------------------
      (i)  30-59 Days Delinquent                               310      0.58%           $3,606,494.00         0.60%
      (ii)  60-89 Days Delinquent                               45      0.08%             $539,546.00         0.09%
      (ii) 90 Days or More Delinquent                           15      0.03%             $244,800.00         0.04%
    (K) Vehicles Repossessed During Collection Period           28      0.05%             $407,623.35         0.07%
    (L) Total Accumulated Repossessed Vehicles in Inventory     52      0.10%             $712,889.62         0.12%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
    (A) Collection Account Investment Income                                                                            $0.00
    (B) Reserve Account Investment Income                                                                          $21,456.94
    (C) Yield Supplement Account Investment Income                                                                 $34,220.93
    (D) Trust Fees Expense                                                                                              $0.00
    (E) Aggregate Net Losses for Collection Period                                                                 $80,708.93
    (F) Liquidated Receivables Information
      (i) Gross Principal Balance on Liquidated Receivables                                                       461,945.97
      (ii) Liquidation Proceeds                                                                                   338,497.76
      (ii) Recoveries from Prior Month Charge Offs                                                                $42,739.28
    (G) Days in Accrual Period                                                                                            30
    (H) Deal age                                                                                                           6

                                                        MONTHLY COLLECTIONS
                                                        -------------------
V. INTEREST COLLECTIONS
-----------------------
    (A) Total Interest Collections  (III(C+E(i)+G)                                                             $3,800,822.89

VI. PRINCIPAL COLLECTIONS
-------------------------
    (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                            $22,537,550.72
    (B) Liquidation Proceeds  (IV(H(i)))                                                                          338,497.76
    (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                            0.00
    (D) Recoveries from Prior Month Charge Offs (IV(H(ii)))                                                        42,739.28
                                                                                                              --------------
    (E) Total Principal Collections   (A+B+C+D)                                                               $22,918,787.76

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(C)+VI(E))                                                   $26,719,610.65
-----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                   $438,971.13
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                         $27,158,581.78
-------------------------------------


                                                       MONTHLY DISTRIBUTIONS
                                                       ---------------------

X. FEE DISTRIBUTIONS
--------------------

                                                                                                                      page 3
                                            AMERICAN HONDA FINANCE CORPORATION
                        MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                                                 06/01/99  through  06/30/99


    (A) Servicing Fee
      (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                                       $517,208.38
      (ii)  Servicing Fee Paid                                                                                    517,208.38
                                                                                                               -------------
      (iii) Servicing Fee Shortfall                                                                                    $0.00
    (B) Reserve Account Investment Income (IV(B))                                                                 $21,456.94
    (C) Yield Supplement Account Investment Income  (IV(C))                                                       $34,220.93
    (D) Trust Fees Expense (IV(D))                                                                                     $0.00


XI. DISTRIBUTIONS TO NOTEHOLDERS
    (A) Interest
      (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                                                                        $292,497.33
       (b)  Class A-1 Notes Interest Paid                                                                         292,497.33
                                                                                                            ----------------
       (c) Class A-1 Notes Interest Shortfall                                                                          $0.00
      (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                                                                        $842,725.00
       (b)  Class A-2 Notes Interest Paid                                                                         842,725.00
                                                                                                            ----------------
       (c) Class A-2 Notes Interest Shortfall                                                                          $0.00
      (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                                                                        $918,666.67
       (b)  Class A-3 Notes Interest Paid                                                                         918,666.67
                                                                                                            ----------------
       (c) Class A-3 Notes Interest Shortfall                                                                          $0.00
      (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                                                                        $493,127.33
       (b)  Class A-4 Notes Interest Paid                                                                         493,127.33
                                                                                                            ----------------
       (c) Class A-4 Notes Interest Shortfall                                                                          $0.00
      (v) Total Note Interest
       (a)   Total Note Interest Due                                                                           $2,547,016.33
       (b)  Total Note Interest Paid                                                                            2,547,016.33
                                                                                                            ----------------
       (c) Total Note Interest Shortfall                                                                               $0.00
       (d) Reserve Fund Withdrawn for Note Interest                                                                    $0.00
Amount available for distributions after Fees & Interest (VIII-(IX(A)(ii)-(D))-X(A)(v)(b))                    $24,094,357.07
    (B) Principal
      (i) Noteholders' Principal Distribution Amounts                                                         $22,999,496.69
      (ii) Class A-1 Notes Principal
       (a)   Class A-1 Notes Principal Due                                                                    $22,999,496.69
       (b)  Class A-1 Notes Principal Paid                                                                     22,999,496.69
                                                                                                            ----------------
       (c) Class A-1 Notes Principal Shortfall                                                                         $0.00
       (d) Reserve Fund drawn                                                                                          $0.00
      (iii) Class A-2 Notes Principal
       (a)   Class A-2 Notes Principal Due                                                                             $0.00
       (b)  Class A-2 Notes Principal Paid                                                                              0.00
                                                                                                            ----------------
       (c) Class A-2 Notes Principal Shortfall                                                                         $0.00
       (d) Reserve Fund drawn                                                                                          $0.00
      (iv) Class A-3 Notes Principal
       (a)   Class A-3 Notes Principal Due                                                                             $0.00
       (b)  Class A-3 Notes Principal Paid                                                                              0.00
                                                                                                            ----------------
       (c) Class A-3 Notes Principal Shortfall                                                                         $0.00
       (d) Reserve Fund drawn                                                                                          $0.00
      (v) Class A-4 Notes Principal
       (a)   Class A-4 Notes Principal Due                                                                             $0.00
       (b)  Class A-4 Notes Principal Paid                                                                              0.00
                                                                                                            ----------------
       (c) Class A-4 Notes Principal Shortfall                                                                         $0.00
       (d) Reserve Fund drawn                                                                                          $0.00
      (vi) Total Notes Principal
       (a)   Total Notes Principal Due                                                                        $22,999,496.69
       (b)  Total Notes Principal Paid                                                                         22,999,496.69
                                                                                                            ----------------
       (c) Total Notes Principal Shortfall                                                                             $0.00
       (d) Reserve Fund drawn                                                                                          $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
    Amount available for deposit into reserve fund                                                             $1,094,860.38
    Amount deposited into reservc fund                                                                                  0.00
                                                                                                            ----------------
    Excess fund available to Cerificateholders                                                                  1,094,860.38
                                                                                                            ----------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
    (A) Interest
      (i)   Certificates Interest Due                                                                            $162,621.06
      (ii)  Certificates Monthly Interest Paid                                                                    162,621.06
                                                                                                            ----------------
      (iii) Certificates Monthly Interest Shortfall                                                                    $0.00
    (B) Principal
      (i)   Certificates Principal Due                                                                                 $0.00
      (ii)  Certificates Principal Paid                                                                                 0.00
                                                                                                            ----------------
      (iii) Certificates Principal Shortfall                                                                           $0.00
    (C) Release to Seller                                                                                        $932,239.32

                                                                                                                      page 4
                                            AMERICAN HONDA FINANCE CORPORATION
                        MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                                                 06/01/99  through  06/30/99


                                                   DISTRIBUTIONS SUMMARY
                                                   ---------------------
    (A) Total Collections                                                                                     $27,158,581.78
    (B) Service Fee                                                                                              $517,208.38
    (C) Class A1 Amount                                                                                       $23,291,994.02
    (D) Class A2 Amount                                                                                          $842,725.00
    (E) Class A3 Amount                                                                                          $918,666.67
    (F) Class A4 Amount                                                                                          $493,127.33
    (G) Amount of Deposited  into Reserve Account                                                                      $0.00
    (H) Certificateholders                                                                                       $162,621.06
    (I) Release to seller                                                                                        $932,239.32
    (J) Total amount distributed                                                                              $27,158,581.78
    (K) Amount of Draw from Reserve Account                                                                             0.00


                                                PORTFOLIO AND SECURITY SUMMARY
                                                ------------------------------
                                                                                    Beginning                     End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                        of Period                  of Period
--------------------------------------------                                   -------------------        -------------------

    (A) Balances and Principal Factors
      (i)    Aggregate Balance of Notes                                           $584,174,303.20            $561,174,806.51
      (ii)   Note Pool Factor                                                           0.8507792                  0.8097387
      (iii)  Class A-1 Notes Balance                                                70,566,303.20              47,566,806.51
      (iv)   Class A-1 Notes Pool Factor                                                0.3932936                  0.2651084
      (v)    Class A-2 Notes Balance                                               195,000,000.00             195,000,000.00
      (vi)   Class A-2 Notes Pool Factor                                                1.0000000                  1.0000000
      (vii)  Class A-3 Notes Balance                                               208,000,000.00             208,000,000.00
      (viii) Class A-3 Notes Pool Factor                                                1.0000000                  1.0000000
      (ix)  Class A-4 Notes Balance                                                110,608,000.00             110,608,000.00
      (x) Class A-4 Notes Pool Factor                                                   1.0000000                  1.0000000
      (xi)   Certificates Balance                                                   36,475,751.69              36,475,751.69
      (xii)    Certificates Pool Factor                                                 1.0000000                  1.0000000
      (xiii)   Total Principal Balance of Notes and Certificates                   620,650,054.89             597,650,558.20
    (B) Portfolio Information
      (i)   Weighted Average Coupon (WAC)                                                    7.00%                      6.99%
      (ii)  Weighted Average Remaining Maturity (WAM)                                       43.51 months               42.65 months
      (iii) Remaining Number of Receivables                                                55,053                     53,905
      (iv)  Portfolio Receivable Balance                                          $620,650,054.89            $597,650,558.20
    (C) Outstanding Advance Amount                                                    $545,935.41                $472,464.76
    (D) Outstanding Payahead Balance                                                $1,337,607.78              $1,386,472.94

                                                       SUMMARY OF ACCOUNTS
                                                       -------------------
XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
    (A) Beginning Reserve Account Balance                                                                      $5,471,308.14
    (B) Draws                                                                                                           0.00
      (i)   Draw for Servicing Fee                                                                                      0.00
      (ii)  Draw for Interest                                                                                           0.00
      (iii) Draw for Realized Losses                                                                                    0.00
    (C) Excess Interest Deposited into the Reserve Account                                                      1,094,860.38
    (D) Reserve Account Balance Prior to Release                                                                6,566,168.52
    (E) Reserve Account Required Amount                                                                         5,471,308.14
    (F) Final Reserve Account Required Amount                                                                   5,471,308.14
    (G) Excess Reserve Account Amount                                                                           1,094,860.38
    (H) Ending Reserve Account Balance                                                                          5,471,308.14


XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
    (A) Beginning Yield Supplement Account Balance                                                              8,725,129.36
    (B) Investment Earnings                                                                                        34,220.93
    (C) Investment Earnings Withdraw                                                                               34,220.93
    (D) Additional Yield Supplement Amounts                                                                             0.00
    (E) Yield Supplement Deposit Amount                                                                           438,971.13
    (F) Ending Yield Supplement Account Balance                                                                 8,286,158.23


XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
    (A) Liquidated Contracts
      (i)   Liquidation Proceeds                                                                                 $338,497.76
      (ii) Recoveries on Previously Liquidated Contracts                                                           42,739.28
    (B) Aggregate Net Losses for Collection Period                                                                 80,708.93
    (C) Net Loss Rate for Collection Period (annualized)                                                                0.16%
    (D) Cumulative Net Losses for all Periods                                                                     614,666.98
    (E) Delinquent Receivables                                      #  Units                   Dollar Amount
                                                             ------------------------  -----------------------------
      (i)  30-59 Days Delinquent                               310            0.58%     $3,606,494.00         0.60%
      (ii)  60-89 Days Delinquent                               45            0.08%       $539,546.00         0.09%

                                                                                                                      page 5
                                            AMERICAN HONDA FINANCE CORPORATION
                        MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                                                 06/01/99  through  06/30/99


      (ii) 90 Days or More Delinquent                           15            0.03%       $244,800.00         0.04%


XVIII. REPOSSESSION ACTIVITY                                        #  Units                   Dollar Amount
----------------------------                                  ------------------------   ----------------------------
    (A) Vehicles Repossessed During Collection Period           28            0.05%       $407,623.35         0.07%
    (B) Total Accumulated Repossessed Vehicles in Inventory     52            0.10%       $712,889.62         0.12%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
    (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
      (i) Second Preceding Collection Period                                                                            0.44%
      (ii) Preceding Collection Period                                                                                  0.34%
      (iii) Current Collection Period                                                                                   0.16%
      (iv) Three Month Average (Avg(i,ii,iii))                                                                          0.31%
    (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding Balance of Receivables.
      (i) Second Preceding Collection Period                                                                            0.18%
      (ii) Preceding Collection Period                                                                                  0.17%
      (iii) Current Collection Period                                                                                   0.21%
      (iv) Three Month Average (Avg(i,ii,iii))                                                                          0.19%


    (C) Loss and Delinquency Trigger Indicator                                                                Trigger was not hit.




    I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.



       /s/ John Weisickle
       ---------------------------
       Mr. John Weisickle
       Vice President / Finance